UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas (Address of principal executive offices)	75067 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                             Regulation FD Disclosure

As previously reported by Adeptus Health Inc. (the “Company”), on April 19, 2017, the Company and its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions (collectively, the “Petitions” and, the cases thereby, the “Bankruptcy Cases”) with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for administrative purposes only under Case No. 17-31432.

On August 1, 2017, the Debtors filed a Second Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) and a related Disclosure Statement For Debtors’ Second Amended Joint Plan of Reorganization (the “Disclosure Statement”) with the Bankruptcy Court which amends the first amended joint plan of reorganization and disclosure statement that were filed by the Debtors with the Bankruptcy Court on July 19, 2017, and which were previously disclosed and filed on the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on July 20, 2017.

On August 1, 2017, the Bankruptcy Court entered an order (the “Order”) approving the Disclosure Statement, establishing procedures for the solicitation and tabulation of votes to accept or reject the Debtors’ Plan, scheduling a confirmation hearing for the Plan and approving related notice procedures.  The Order set forth the following dates:

•                  the record date for voting on the Plan is July 31, 2017,

•                  on or before August 21, 2017, the Debtors shall file the Plan Supplement (as defined in the Plan),

•                  September 5, 2017 is the deadline to file objections to the Plan and deadline for ballots to be received by the voting agent (please note that beneficial holders will need to submit their ballots to the nominee holders in advance of this deadline so that the master ballots can be submitted to the voting agent prior to this deadline), and

•                  the confirmation hearing for the Plan is scheduled to commence on September 13, 2017 at 9:30 a.m. (Central Time).

The Debtors recommend that holders of claims refer to the limitations, risk factors and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.

There can be no assurance that the Debtors’ stakeholders will approve the Plan or that the Bankruptcy Court will confirm the Plan. The Debtors will emerge from Chapter 11 when a plan receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming a plan, and certain conditions to the effectiveness of a plan, as stated therein, are satisfied.  This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

The foregoing description of the Plan and Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference and the Disclosure Statement, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Any forward-looking statements herein are made as of the date of this filing, and the Company undertakes no duty to update or revise any such statements except as required by the federal securities laws. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) from time to time and which are accessible on the SEC’s website at www.sec.gov, including in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016. Among the factors that could cause future results to differ materially from those provided in this Current Report on Form 8-K are: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Plan, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Bankruptcy Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Bankruptcy Cases, (vi) risks associated with third party motions in the Bankruptcy Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Plan, (vii) the potential adverse effects of the Bankruptcy Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the

Company’s business and consummate the transactions contemplated by the Plan, (ix) the transactions contemplated by the DIP Credit Agreement and the Plan being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer, joint venture partner and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees, and (xiii) the factors discussed in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016.

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Bankruptcy Cases is highly speculative and poses substantial risks. Trading prices for shares of the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders in the reorganization (who would receive no value under the Plan filed today). Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Item 9.01                             Financial Statements and Exhibits

Exhibit No.	Description
99.1	Debtors’ Second Amended Joint Plan of Reorganization
99.2	Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Frank R. Williams, Jr.
Name:	Frank R. Williams, Jr.
Title:	Chief Financial Officer

August 2, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Debtors’ Second Amended Joint Plan of Reorganization
99.2	Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization